UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Compass Minerals International, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

COMPASS MINERALS INTERNATIONAL, INC. 9900 WEST 109TH ST., SUITE 100 OVERLAND PARK, KS 66210	Your Vote Counts! COMPASS MINERALS INTERNATIONAL, INC. 2026 Annual Meeting Vote by March 4, 2026 11:59 PM ET. For shares held in a Plan, vote by March 3, 2026 11:59 PM ET.

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You invested in COMPASS MINERALS INTERNATIONAL, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on March 5, 2026.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 19, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* March 5, 2026 9:00 a.m. Central Time
Virtually at: www.virtualshareholdermeeting.com/CMP2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at
the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Elect nine director nominees, each for a one-year term.
Nominees:
1a)	Edward C. Dowling, Jr.	For
1b)	Richard P. Dealy	For
1c)	Gareth T. Joyce	For
1d)	Melissa M. Miller	For
1e)	Joseph E. Reece	For
1f)	Mark Roberts	For
1g)	David Safran	For
1h)	Russell Ball	For
1i)	Denise Merle	For
2.	Approve, on an advisory basis, the compensation of our named executive officers.	For
3.	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2026.	For
In their discretion, the named proxies are authorized to vote on any other business properly brought before the meeting and any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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